UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

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☐	Definitive Proxy Statement
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☐	Soliciting Material under §240.14a-12

NOVELION THERAPEUTICS INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Novelion Therapeutics Announces Filing of Definitive Proxy Statement in Connection with Proposed Liquidation and Other Matters

VANCOUVER, British Columbia, and CAMBRIDGE, Mass., October 3, 2019 — Novelion Therapeutics Inc. (NASDAQ: NVLN) (“Novelion” or the “Company”) today announced that it has filed its notice of meeting and definitive proxy statement with the applicable securities regulatory authorities in connection with the proposals to be voted on at the Company’s 2019 annual general meeting of shareholders (the “Annual Meeting”), including the proposed liquidation and dissolution of the Company (the “Liquidation Proposal”).  Novelion expects to commence mailing the definitive proxy statement and information circular (the “Proxy Materials”) to shareholders on or about October 4, 2019.

Annual General Meeting of Shareholders

The Liquidation Proposal is among the proposals to be voted on at the Company’s Annual Meeting, to be held on November 5, 2019 at 10:00 a.m. (Eastern Time)/7:00 a.m. (Pacific Time) at the offices of Goodwin Procter LLP, 100 Northern Avenue, Boston, Massachusetts 02210.  All Novelion shareholders of record as of the close of business on September 13, 2019 are entitled to vote their shares, either in person or by proxy, at the Annual Meeting.

Liquidation Proposal

The Liquidation Proposal follows the previously announced completion of the acquisition by Amryt Pharma plc (“Amryt”) of 100% of the outstanding equity interests of Novelion’s former operating subsidiary, Aegerion Pharmaceuticals, Inc. (“Aegerion”), as contemplated in Aegerion’s First Amended Joint Chapter 11 Plan (the “Aegerion Transaction”). In the Aegerion Transaction, which closed September 24, 2019, reorganized Aegerion became a wholly-owned subsidiary of Amryt and Novelion received American depository receipts representing approximately 14.0 million ordinary shares of Amryt (the “Amryt Equity”) in full satisfaction of Novelion’s claims as creditor under the secured intercompany loan between Aegerion and Novelion.

At this time, Novelion does not maintain any ongoing business operations, nor does Novelion have any sources of revenue, and the Amryt Equity represents its primary asset. In furtherance of the Company’s duty to maximize value to shareholders and stakeholders, and after considering the limited strategic options reasonably available to the Company, the Novelion Board of Directors (the “Board”) called the Annual Meeting to seek shareholder approval of (among the other matters described below): (i) the voluntary liquidation and dissolution of the Company pursuant to the Business Corporations Act (British Columbia) (the ‘‘BCBCA’’) at a time to be determined by the Board, (ii) the Company’s plan of liquidation and distribution substantially in the form attached to the Proxy Materials, and (iii) one or more distributions to shareholders of any remaining property of the Company, all as more particularly described in the Proxy Materials (collectively, the ‘‘Liquidation Matters”).

Matters to be Voted Upon

At the Annual Meeting, shareholders will be asked to:

•                  Consider and vote upon the Liquidation Matters.

•                  Consider and vote upon: (i) the appointment of Alvarez & Marsal Canada Inc. as the liquidator of the Company pursuant to Section 319(2)(a) of the BCBCA (the ‘‘Liquidator’’); and (ii) the authorization of the Board to set the remuneration of the Liquidator.

•                  Consider and vote upon a proposal to elect three directors to hold office until the next annual general meeting of shareholders of Novelion and until their successors are duly elected and qualified, subject to their earlier resignation or removal, or earlier in accordance with the Liquidation Plan.

•                  Consider and conduct an advisory (non-binding) vote to approve the compensation of the Company’s named executive officers.

•                  Consider and vote upon a proposal to appoint Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019.

Board Recommendation

The Board has unanimously approved each of these proposals and recommends that Novelion shareholders vote ‘‘FOR’’ each of the proposals summarized above and described in detail in the Proxy Materials.

Voting Assistance

Shareholders who have questions or require assistance in voting their Novelion shares should contact Okapi Partners LLC, the Company’s proxy solicitor for the Annual Meeting, toll-free at (877) 629-6355.

Appointment to Board of Directors

The Company also announced that, effective October 2, 2019, the Board appointed Michael D. Price as a Director of the Company. Mr. Price has served as Novelion’s Chief Financial Officer since December 2017.

Cautionary Information Regarding Trading in Novelion’s Securities

Novelion cautions that trading in Novelion’s securities is highly speculative and poses substantial risks. Trading prices for Novelion’s securities may bear little or no relationship to the actual value realized, if any, by holders of Novelion’s securities.  Accordingly, Novelion urges extreme caution with respect to existing and future investments in its securities.

Additional Information About the Annual Meeting and Where to Find It

On October 3, 2019, Novelion filed with the U.S. Securities and Exchange Commission (the “Commission”) and Canadian securities regulators a definitive proxy statement and plans to commence mailing to its shareholders on or about October 4, 2019 such definitive proxy statement in connection with the Annual Meeting and the Liquidation Matters. Security holders of Novelion are urged to read the proxy statement and the other relevant materials as and when they become available because such materials contain important information about the Annual Meeting and the proposed Liquidation Matters. The proxy statement and other relevant materials (when they become available), and any and all other documents filed by Novelion with the Commission and the Canadian securities regulators, may be obtained free of charge at the Commission’s website at  www.sec.gov and on SEDAR at  www.sedar.com, respectively.

INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT AND THE OTHER RELEVANT MATERIALS AS AND WHEN THEY BECOME AVAILABLE BEFORE MAKING ANY VOTING OR INVESTMENT DECISION WITH RESPECT TO THE ANNUAL MEETING AND LIQUIDATION MATTERS.

Participants in the Solicitation

Novelion and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the security holders of Novelion in connection with the Annual Meeting and the Liquidation Matters.  Information about those directors and executive officers of Novelion, including their ownership of Novelion securities, is set forth in the definitive proxy statement filed with the Commission on October 3, 2019.  Investors and security holders may obtain additional information regarding the direct and indirect interests of Novelion and its directors and executive officers in the Liquidation by reading the proxy statement and other public filings referred to in this release.

Forward Looking and Cautionary Statements

Certain statements in this release constitute “forward-looking statements” and “forward- looking information” within the meaning of applicable laws and regulations, including U.S. and Canadian securities laws. Any statements contained herein which do not describe historical facts, including, but not limited to, the convening of the Annual Meeting, the expected matters of business to be put forth at the Annual Meeting, including the Liquidation Matters, Novelion’s plans to voluntarily liquidate and dissolve pursuant to the matters to be voted upon at the Annual Meeting, and the outcome of the matters put forth for consideration at the Annual Meeting, are forward-looking statements which involve risks and uncertainties that could cause actual results to differ materially from those discussed in such forward-looking statements. There can be no assurance that the matters set forth in such forward-looking statements will be achieved, and actual results could differ materially from those suggested by the forward-looking statements. Therefore, the forward-looking statements in this release should be considered in light of the risks and uncertainties that attend such statements, including, but not limited to, whether the Novelion shareholders will approve the Liquidation Matters or other matters submitted to the Novelion shareholders at the Annual Meeting, Novelion’s ability to successfully and timely hold, and the outcome of, the Annual Meeting, the state of Novelion’s operations and remaining assets following the closing of the Aegerion Transaction, Novelion’s ability to effect the deconsolidation of Aegerion from its financial statements and file its Quarterly Report on Form 10-Q within the anticipated timeframe or at all, the delisting of Novelion’s securities from The Nasdaq Stock Market and the success of any appeal and ongoing stay associated therewith, the possibility that there will be no market for trading Novelion’s securities or that trading will be suspended, as well as those risks identified in Novelion’s filings with the Commission, including the definitive proxy statement filed on October 3, 2019, and any subsequent filings with the Commission, which are available on the Commission’s website at www.sec.gov. Novelion makes no commitment to revise or update any forward-looking statements in order to reflect events or circumstances after the date any such statement is made, except as required by law.

CONTACT:

Michael Price, Executive Vice President and Chief Financial Officer

Novelion Therapeutics Inc.

857-242-5024 investors@novelion.com